Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                         /s/Julian Sluyters
                                           Julian Sluyters
                                           Chief Executive Officer
                                           Scudder YieldWise Money Fund,
                                           Scudder YieldWise Government
                                           Money Fund, Scudder YieldWise
                                           Municipal Money Fund, a series
                                           of Scudder YieldWise Funds

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                         /s/Paul Schubert
                                           Paul Schubert
                                           Chief Financial Officer
                                           Scudder YieldWise Money Fund,
                                           Scudder YieldWise Government
                                           Money Fund, Scudder YieldWise
                                           Municipal Money Fund, a series
                                           of Scudder YieldWise Funds